Exhibit 32.2

Certification of the Chief Financial Officer

Pursuant to 18. U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of the Federal Home Loan Bank of Seattle (“the Bank”) on Form 10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark R. Szczepaniak, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.

Date: March 30, 2007
/s/ Mark R. Szczepaniak
Mark R. Szczepaniak
Senior Vice President, Chief Financial Officer